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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 2002 relating to the consolidated financial statements and financial statement schedule, which appears in Service Corporation International's Annual Report on Form 10-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP
Houston, Texas
June 21, 2002